Exhibit 99.2
Second-Quarter 2011 Results ALTRA HOLDINGS, INC. August 8, 2011 10:00 AM ET Dial In Number 877-869-3847 Domestic 201-689-8261 International Webcast at www.altramotion.com Replay Number Through August 15, 2011 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 376350 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those comments regarding the company's confidence in its ability to report solid revenue and profit growth in the remainder of 2011, its strategy to capitalize on growth opportunities in new and existing markets, increase its presence in key underpenetrated geographic regions, enter new high-growth markets and pursue strategic acquisitions; the expected closing of the Bauer acquisition and its expected impact; the Company's plans to invest in a new manufacturing facility in China; its expectation that as its sales continue, Altra's excellent business model leverage will result in strong profitability for 2011; and the Company's guidance for 2011. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition, (25) risks associated with the Company's planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

Second-Quarter 2011 Highlights Revenues up 24% year over year, 18% excluding Bauer Revenues up in all geographies Quarterly net income was $8.9 million, an increase of 30% compared to Q2 2010, despite acquisition related costs and the interest on the convertible notes Second quarter diluted EPS increased 31% to $0.34 2

Solid Top-line Growth in Q2 Inventories are stable at most distributors, indicating that orders are real end- user demand Product development projects continue to generate orders in early cycle markets Strength in late cycle markets continues to grow Capital spending is increasing in energy, power generation and mining 3

Second-Quarter 2011 Financial Highlights 4

Balance Sheet Highlights 5

Second-Quarter 2011 Working Capital 6

Revised 2011E Outlook $660 - $680 Million in sales $1.43 - $1.53 Diluted earnings per share, excluding acquisition related expenses $23 - $25 Million in capital expenditures $25 - $26 Million in depreciation and amortization Tax rate approximately 30%-32% 7

Summary Very pleased with our overall financial results and the demand environment Very enthusiastic about the Bauer transaction and the progress made on the integration Actively pursing our acquisition strategy Investing in organic growth opportunities, including new product development and market expansion 8